                                                                Exhibit 10.14(b)

                               FIRST AMENDMENT TO

               AGREEMENT OF LIMITED LIABILITY LIMITED PARTNERSHIP

                                       OF

                          SBR-FORTUNE ASSOCIATES, LLLP


     This First Amendment ("FIRST AMENDMENT") to the Agreement of Limited Liability Limited Partnership of SBR-FORTUNE ASSOCIATES, LLLP, dated as of January 17, 2005 (the "EXISTING AGREEMENT") is made effective as of February 25, 2005 by and among the General Partner (as such term is defined in the Existing Agreement) and Limited Partners (as such term is defined in the Existing Agreement).

                                   WITNESSETH:

     WHEREAS, the General Partner and Limited Partners are all of the parties to the Existing Agreement; and

     WHEREAS, the General Partner and Limited Partners desire to amend the Existing Agreement as provided below and, except as otherwise provided below, intend that the Existing Agreement shall remain in full force and effect.

     NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner and Limited Partners hereby agree as follows:

     1. The foregoing recitals are hereby acknowledged to be true and accurate and are incorporated herein by this reference. Unless otherwise provided herein all terms appearing in initial capitalized letters shall have the meanings ascribed to them in the Existing Agreement.

     2. Notwithstanding anything to the contrary contained in the Existing Agreement, including but not limited to the definition of "Project" in Section 1.1, Subsection 4.4(e)(1) and Subsection 4.4(g), by their execution below, the Partners have agreed that, subject in all events to the approval of the Village of Key Biscayne (the "VILLAGE"), the New Development shall include a condominium hotel component consisting of a maximum of three hundred eighteen (318) "hotel condominium units" (as that term is defined in the Village of Key Biscayne Master Plan ("MASTER PLAN") and the Zoning and Land Development Regulations) and shall contain not less than three hundred fifty (350) bedrooms (each hotel bedroom being not less than approximately five hundred (500) square feet)."

     3. The Existing Agreement shall be amended by adding thereto the following Section 16.6:

     "Section 16.6 AS IS CONDITION. The Partnership expressly acknowledges that there are no implied warranties or representations beyond those expressly set forth in Sections 16.1 or 16.3 of this Agreement or under the Realty Purchase Agreement, and, except as may be otherwise set forth in this Agreement or under the Realty Purchase Agreement and as may be required to comply with the express terms thereof, Sonesta has no obligation to make any other representations or disclosures to the Partnership. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE PARTNERSHIP EXPRESSLY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE CONVEYANCE OF THE PROPERTY SHALL BE MADE BY SONESTA TO THE PARTNERSHIP ON AN "AS IS, WHERE IS" BASIS, AND "WITH ALL FAULTS," AND THE PARTNERSHIP ACKNOWLEDGES THAT THE PARTNERSHIP HAS AGREED TO ACCEPT THE CONTRIBUTION BY SONESTA OF THE CONTRIBUTED PROPERTY IN ITS PRESENT CONDITION (SUBJECT TO THE PARTNERSHIP'S RIGHT OF INSPECTION AND REVIEW AS PROVIDED HEREIN AND IN THE REALTY PURCHASE AGREEMENT) AND THAT THE PARTNERSHIP IS RELYING SOLELY ON ITS OWN EXAMINATION AND INSPECTIONS OF THE PROPERTY AND NOT ON ANY STATEMENTS OR REPRESENTATIONS MADE BY SONESTA OR ANY AGENTS OR REPRESENTATIVES OF SONESTA, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN OR IN THE REALTY PURCHASE AGREEMENT. ADDITIONALLY, THE PARTNERSHIP HEREBY ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE SPECIFIED HEREIN OR IN THE REALTY PURCHASE AGREEMENT, SONESTA MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY OR ANY PORTION THEREOF, OR WITH RESPECT TO THE ECONOMICAL, FUNCTIONAL, ENVIRONMENTAL OR PHYSICAL CONDITION, OR ANY OTHER ASPECT, OF THE PROPERTY. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT OR THE REALTY PURCHASE AGREEMENT, SONESTA HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING: (i) THE NATURE AND CONDITION OF THE PROPERTY OR ANY PART THEREOF, INCLUDING BUT NOT LIMITED TO ITS WATER, SOIL, OR GEOLOGY, OR THE SUITABILITY THEREOF FOR ANY AND ALL ACTIVITIES AND USES WHICH THE PARTNERSHIP MAY ELECT TO CONDUCT THEREON, OR ANY IMPROVEMENTS THE PARTNERSHIP MAY ELECT TO CONSTRUCT THEREON, OR POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PROPERTY, OR ANY INCOME TO BE DERIVED THEREFROM, OR ANY EXPENSES TO BE INCURRED WITH RESPECT THERETO, OR ANY OBLIGATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE SAME; (ii) THE ABSENCE OF MOLD, ASBESTOS OR ANY ENVIRONMENTALLY HAZARDOUS SUBSTANCES ON, IN OR UNDER THE PROPERTY OR ON, IN OR UNDER ANY PROPERTY ADJACENT TO OR ABUTTING THE PROPERTY; (iii) THE MANNER OF CONSTRUCTION OR CONDITION OR STATE OF REPAIR OR LACK OF REPAIR OF ANY IMPROVEMENTS; (iv) THE NATURE OR EXTENT OF ANY EASEMENT, RESTRICTIVE COVENANT, RIGHT-OF-WAY, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHER SIMILAR MATTER PERTAINING TO THE PROPERTY, OR PORTION THEREOF; AND (v) THE COMPLIANCE OF THE PROPERTY OR THE OPERATION OF THE PROPERTY OR PORTION THEREOF WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY. THE PROVISIONS OF THIS SECTION 16.6

     SHALL SURVIVE THE EXECUTION AND DELIVERY OF THE DEED BY SONESTA AND THE CONVEYANCE OF THE CONTRIBUTED PROPERTY CONTEMPLATED BY THIS AGREEMENT. In no event shall the terms of this Agreement, including, without limitation, this Section 16.6, impair, modify or limit the obligations of the tenant under the Interim Lease.

     4. Except as and to the extent modified herein, the Existing Agreement shall remain in full force and effect according to its terms and is hereby ratified.

     5. All of the terms and conditions herein contained shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     6. This First Amendment shall be governed by Florida law.

     7. The First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterparts received by facsimile shall be treated the same as originals.

                            [SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the parties have executed the First Amendment as of the day and year provided above.

                            GENERAL PARTNER:


                            FORTUNE KB GP, LLC, a Florida limited liability company

                            By: Fortune International Management, Inc., Manager

                                  By:     /S/
                                     ----------------------------------------
                                     Name:  Edgardo Defortuna
                                     Title: President


                            LIMITED PARTNERS:

                            FORTUNE KB, LLC, a Florida limited liability company

                            By: Fortune International Management, Inc., Manager

                                  By:     /S/
                                     ----------------------------------------
                                     Name:  Edgardo Defortuna
                                     Title: President


                            SONESTA BEACH RESORT LIMITED
                            PARTNERSHIP, a Delaware limited partnership

                                     By: Florida Sonesta Corporation, a Florida
                                         corporation

                                  By:     /S/
                                     ----------------------------------------
                                     Name:  Roger Sonnabend
                                     Title: Chairman